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                                                            November 14, 1996


Merrill Lynch Oregon Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust
P.O. Box 9011
Princeton, New Jersey  08543-9011


Ladies and Gentlemen:

         This opinion is furnished in connection with the registration by Merrill Lynch Multi-State Municipal Series Trust, a Massachusetts business trust (the "Trust"), of shares of beneficial interest, par value $0.10 per share (the "Shares") of the Merrill Lynch Oregon Municipal Bond Fund, a series of the Trust, under the Securities Act of 1933, as amended, pursuant to a registration statement on Form N-1A (File No. 33-64502), as amended (the "Registration Statement"), in the amount set forth under "Amount Being Registered" on the facing page of the Registration Statement.

         As counsel for the Trust, we are familiar with the proceedings taken by it in connection with the authorization, issuance and sale of the Shares. In addition, we have examined and are familiar with the Declaration of Trust of the Trust, as amended, the By-Laws of the Trust and such other documents as we have deemed relevant to the matters referred to in this opinion.

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         Based upon the foregoing, we are of the opinion that the Shares, upon issuance and sale in the manner referred to in the Registration Statement for consideration not less than the par value thereof, will be legally issued, fully paid and non-assessable shares of beneficial interest, except that shareholders of the Trust may under certain circumstances be held personally liable for the Trust's obligations.

         In rendering this opinion, we have relied as to matters of Massachusetts law upon an opinion of Bingham, Dana & Gould rendered to the Trust.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Prospectus and Statement of Additional Information constituting parts thereof.

                                                    Very truly yours,

                                                    /s/ Brown & Wood LLP

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